UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2008

UNITED WISCONSIN GRAIN PRODUCERS, LLC

(Exact name of registrant as specified in its charter)

Wisconsin	000-50733	39-2032455
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation or organzation)

W1231 Tessmann Drive Friesland, Wisconsin	53935-0247
(Address of principal executive offices)	(Zip Code)

(920) 348-5016

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by United Wisconsin Grain Producers, LLC on January 15, 2008 under Items 2.02 and 7.01.

Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure

On January 10, 2008, the Board of Directors of United Wisconsin Grain Producers, LLC (the “Company”) voted to make a cash distribution of approximately $250.00 per membership unit for a total distribution of approximately $7,175,000.00  to its unit holders of record as of January 10, 2008.  The Company made this distribution on approximately February 15, 2008.

On January 10, 2008 the Board of Directors of the Company voted to retire the balance of the Company’s existing long-term debt of approximately $14.3 million with Farmers & Merchants Union Bank.  The Company expects to retire the debt by the end of April 2008.

A letter describing the member distribution and anticipated retirement of the Company’s long-term debt was mailed to members on approximately January 15, 2008, and is attached hereto as Exhibit 99.1.  Additionally, the Company distributed a press release dated January 15, 2008 describing the member distribution and anticipated retirement of the Company’s long-term debt, which is attached hereto as Exhibit 99.2.

This Report on Form 8-K/A is being furnished pursuant to Item 2.02, Results of Operations and Financial Condition, and Item 7.01, Regulation FD Disclosure.  The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

                                                (a) None.

                                                (b) None.

                                                (c) None.

                                                (d) Exhibits.

Exhibit No.	Description

99.1*	Letter to Members dated January 15, 2008.

99.2*	Press Release dated January 15, 2008.

* Previously filed with the Current Report on Form 8-K filed by the Company on January 15, 2008 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED WISCONSIN GRAIN PRODUCERS, LLC

February 20, 2008	/s/ Barb Bontrager
Date	Barb Bontrager, Chief Financial Officer